U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549



                                     FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  August 30, 1996




                           BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




                                       TEXAS
                 (State or other jurisdiction of incorporation)




        		1-12908	                                              76-0336843
		(Commission File Number)	                                (I.R.S. Employer
                                                        			Identification No.)




          1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056 (Address of principal executive offices, including zip code)




                                 (713) 961-9299
              (Registrant's telephone number, including area code)

Item 1	 Changes in Control of Registrant

       	Inapplicable

Item 2	 Acquisition or Disposition of Assets

       	Inapplicable

Item 3	 Bankruptcy or Receivership

       	Inapplicable

Item 4	 Changes in Registrant's Certifying Accountant

       	On August 30, 1996, BDO Seidman, LLP informed the Company that it was resigning from its position as the Company's accounting firm effective immediately.

Item 5	 Other Events

       	Inapplicable

Item 6 	Resignations of Registrant's Directors

       	Inapplicable

Item 7 	Financial Statements and Exhibits

       	Inapplicable

Item 8 	Change in Fiscal Year

      		Inapplicable



                                    SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        		BALTIC INTERNATIONAL USA, INC.



		By:  /s/ James W. Goodchild
       ---------------------------------
		      JAMES W. GOODCHILD, Chief
		       Operating and Financial Officer

Dated:  September 6, 1996